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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
NetManage, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2000, included in NetManage, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                               /s/ Arthur Andersen LLP

San Jose, California
June 14, 2000